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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): January 22, 2002


                           BETHLEHEM STEEL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


         1-1941                                          24-0526133
(Commission File Number)                    (I.R.S. Employer Identification No.)


           1170 EIGHTH AVENUE
         BETHLEHEM, PENNSYLVANIA                             18016-7699
(Address of Principal Executive Offices)                     (Zip Code)


                                  610-694-2424
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 9.  REGULATION FD DISCLOSURE.

                     On October 15, 2001, Bethlehem Steel Corporation (the "Company") and twenty two of its wholly-owned subsidiaries (each, a "Debtor," and collectively, "Debtors") filed voluntary petitions under chapter 11 of title 11, United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Court") (Case Nos. 01-15288
(BRL) through 01-15302 (BRL) and 01-15308 (BRL) through 01-15315 (BRL))
(collectively, the "Bankruptcy Cases"). The Debtors remain in possession of their assets and properties, and continue to operate their businesses and manage their properties as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

                     On January 22, 2002, the Debtors filed with the Court their required consolidated Monthly Operating Statement for the month of December 2001 in a form prescribed by the office of the United States Trustee of the Department of Justice for the Southern District of New York. Exhibit 99.1 to this Current Report on Form 8-K contains the text of the Monthly Operating Statement required to be filed with the Court.

                     The Company's informational filings with the Court, including the Monthly Operating Statement, are available to the public at the office of the Clerk of the Bankruptcy Court, Alexander Hamilton Custom House, One Bowling Green, New York, New York 10004-1408. The Monthly Operating Statement may be available electronically, for a fee, through the Court's Internet world wide web site, whose address is www.nysb.uscourts.gov (Case Nos. 01-15288 (BRL) through 01-15302 (BRL) and 01-15308 (BRL) through 01-15315
(BRL)).

                     The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Statement, and it was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company or other Debtor, or any other affiliate of the Company. The Monthly Operating Statement was not audited and is in a format prescribed by the applicable bankruptcy laws. However, in the opinion of the Company's management's, the information reflects all adjustments necessary for a fair presentation of the results for the periods presented. The Monthly Operating Statement should be read together with the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 and the interim consolidated financial statements contained in the Company's Quarterly Report on Form 10-Q for the nine months ended September 30, 2001 filed with the Securities and Exchange Commission. There can be no assurance that, from the perspective of an investor or potential investor in the Company's securities, the Monthly Operating Statement is complete. The Monthly Operating Statement also contains information for periods which are shorter or otherwise different from those required in the Company's reports pursuant to the Exchange Act of 1934, as amended.

                     Certain statements in this report are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of


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1995. Actual results may differ materially from those indicated in such statements due to a number of factors, including changes arising from our chapter 11 filing, changes in customer spending patterns and in demand for steel products. Due to material uncertainties, it is not possible to predict the length of time we will operate under chapter 11 protection, the outcome of the proceedings in general, whether we will continue to operate under our current organizational structure, or the effect of the proceedings on our businesses and the interests of various creditors and security holders. Additional factors that may affect our business and financial results are the effect of planned and unplanned outages on our operations; the potential impact of strikes or work stoppages at facilities of our customers and suppliers; the sensitivity of our results to relatively small changes in the prices we obtain for our products; intense competition due to excess global steel capacity, low-cost electric furnace facilities, unfairly-traded steel imports and substitute materials; the consolidation of many of our customers and suppliers; the high capital requirements associated with integrated steel facilities; the significant costs associated with environmental controls and remediation expenditures and the uncertainty of future environmental control requirements; availability and prices associated with raw materials, supplies, utilities and other services and items required by our operations; employment matters, including costs and uncertainties associated with our collective bargaining agreements, and employee postretirement obligations; the effect of possible future closure or exit of businesses; our highly leveraged capital structure and our ability to obtain new capital at reasonable costs and terms; financial difficulties encountered by joint venture partners; and the effect of existing and possible future lawsuits against us. The forward-looking statements included in this document are based on information available to us as of the date of this report, and we assume no obligation to update any of these statements.







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                                   SIGNATURES

                     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: January 22, 2002
                                          BETHLEHEM STEEL CORPORATION

                                          By: /s/ L.A. Arnett
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                                              L. A. Arnett
                                              Vice President and Controller












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                                  EXHIBIT INDEX


    Exhibit No.                                  Description
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       99.1                Monthly Operating Statement filed with United States
                           Bankruptcy Court - Southern District of New York.













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